Entity Name                                                            Organization Place
1278844 Ontario Ltd.                                                          Ontario, Canada
Affiliate Marks Investments, Inc.                                             DE
Affiliate Relations Holdings, Inc.                                            DE
Affiliate Relations, Inc.                                                     DE
Amcell - Tel, Inc.                                                            NJ
Amcell Holding Corp.                                                          NJ
Amcell of Atlantic City, Inc.                                                 NJ
Amcell of Cumberland County, Inc.                                             NJ
Amcell of Hunterdon, Inc.                                                     NJ
Amcell of Ocean County, Inc.                                                  DE
Amcell of Pennsylvania Holdings, Inc.                                         DE
Amcell of Trenton, Inc.                                                       NJ
Amcell of Vineland Holdings, Inc.                                             DE
American Cellular Network Corp.                                               NJ
American Cellular Network Corp. of Delaware                                   DE
American Cellular Network Corp. of Maryland                                   MD
Anglia Cable Communications Limited                                           UK
Aurora/Elgin Cellular Telephone Company, Inc.                                 IL
Automated Information Services of Phoenix Limited Partnership                 NM
AWACS Financial Corporation                                                   DE
AWACS Garden State, Inc.                                                      DE
AWACS Investment Holdings, Inc.                                               DE
AWACS Purchasing Corporation                                                  DE
AWACS Retail Stores, Inc.                                                     DE
AWACS, Inc.                                                                   PA
Box Office Enterprises, Inc.                                                  CT
Cable Enterprises, Inc.                                                       DE
Cable Shopping Mall, Inc.                                                     DE
Cablevision Investment of Detroit, Inc.                                       MI
California Ad Sales, Inc.                                                     DE
Cambridge Cable Limited                                                       UK
Cambridge Holding Company Limited                                             UK
CDirect Mexico I, Inc.                                                        DE
CDirect Mexico II, Inc.                                                       DE
Cell South of New Jersey, Inc.                                                NJ
Century Cable Limited                                                         UK
Classic Services,  Inc.                                                       DE
Clinton Cable TV Investors, Inc.                                              MI
Coastal Cable TV, Inc.                                                        CT
COM Indiana, Inc.                                                             DE
COM Indianapolis, Inc.                                                        DE
COM Inkster, Inc.                                                             MI
COM Maryland, Inc.                                                            DE
COM MH, Inc.                                                                  DE
COM Philadelphia, Inc.                                                        DE
COM South, Inc.                                                               CO
COM Sports Holding Company, Inc.                                              DE

COM Sports Ventures, Inc.                                                     DE
COM Telephony Services, Inc.                                                  DE
Comcast Argentina, Inc.                                                       DE
Comcast Biztravel, Inc.                                                       DE
Comcast Brazil, Inc.                                                          DE
Comcast Business Telephony Services, Inc.                                     DE
Comcast Cable Communications, Inc.                                            DE
Comcast Cable Communications, Inc.                                            PA
Comcast Cable Funding, Inc.                                                   DE
Comcast Cable Guide, Inc.                                                     DE
Comcast Cable Investors, Inc.                                                 DE
Comcast Cable of Indiana, Inc.                                                DE
Comcast Cable of Maryland, Inc.                                               DE
Comcast Cable Tri-Holdings, Inc.                                              DE
Comcast Cablevision Corporation of Alabama                                    AL
Comcast Cablevision Corporation of California                                 CA
Comcast Cablevision Corporation of Connecticut                                CT
Comcast Cablevision Corporation of Florida                                    FL
Comcast Cablevision Corporation of the Southeast                              FL
Comcast Cablevision Investment Corporation                                    DE
Comcast Cablevision of Arkansas, Inc.                                         DE
Comcast Cablevision of Birmingham, Inc.                                       DE
Comcast Cablevision of Boca Raton, Inc.                                       DE
Comcast Cablevision of Broward County, Inc.                                   DE
Comcast Cablevision of Bryant, Inc.                                           AR
Comcast Cablevision of Burlington County, Inc.                                DE
Comcast Cablevision of Cambridge, Inc.                                        DE
Comcast Cablevision of Carolina, Inc.                                         SC
Comcast Cablevision of Central New Jersey, Inc.                               DE
Comcast Cablevision of Chesterfield County, Inc.                              VA
Comcast Cablevision of Clinton                                                MI
Comcast Cablevision of Clinton, Inc.                                          CT
Comcast Cablevision of Clinton, Inc.                                          MI
Comcast Cablevision of Danbury, Inc.                                          DE
Comcast Cablevision of Delmarva, Inc.                                         DE
Comcast Cablevision of Detroit                                                MI
Comcast Cablevision of Detroit, Inc.                                          MI
Comcast Cablevision of Dothan, Inc.                                           AL
Comcast Cablevision of Flint, Inc.                                            MI
Comcast Cablevision of Fontana, Inc.                                          DE
Comcast Cablevision of Fort Wayne Limited Partnership                         IN
Comcast Cablevision of Gadsden, Inc.                                          AL
Comcast Cablevision of Garden State, Inc.                                     DE
Comcast Cablevision of Gloucester County, Inc.                                DE
Comcast Cablevision of Grosse Pointe, Inc.                                    MI
Comcast Cablevision of Groton, Inc.                                           CT
Comcast Cablevision of Hallandale, Inc.                                       FL
Comcast Cablevision of Harford County, Inc.                                   MD
Comcast Cablevision of Hopewell Valley, Inc.                                  NJ
Comcast Cablevision of Howard County, Inc.                                    MD
Comcast Cablevision of Huntsville, Inc.                                       AL
Comcast Cablevision of Indianapolis, Inc.                                     DE
Comcast Cablevision of Indianapolis, L.P.                                     DE
Comcast Cablevision of Inkster Limited Partnership                            MI
Comcast Cablevision of Inland Valley, Inc.                                    DE
Comcast Cablevision of Jersey City, Inc.                                      NJ
Comcast Cablevision of Laurel, Inc.                                           MS
Comcast Cablevision of Lawrence, Inc.                                         NJ
Comcast Cablevision of Little Rock, Inc.                                      AR
Comcast Cablevision of Lompoc, Inc.                                           DE
Comcast Cablevision of London, Inc.                                           DE
Comcast Cablevision of Lower Merion, Inc.                                     PA
Comcast Cablevision of Macomb County, Inc.                                    MI
Comcast Cablevision of Macomb, Inc.                                           MI
Comcast Cablevision of Marianna, Inc.                                         DE
Comcast Cablevision of Maryland Limited Partnership                           MD
Comcast Cablevision of Mercer County, Inc.                                    NJ
Comcast Cablevision of Meridian, Inc.                                         MS
Comcast Cablevision of Middletown, Inc.                                       DE
Comcast Cablevision of Mobile, Inc.                                           AL
Comcast Cablevision of Monmouth County, Inc.                                  DE
Comcast Cablevision of Mt. Clemens                                            MI
Comcast Cablevision of Mt. Clemens, Inc.                                      MI
Comcast Cablevision of New Haven, Inc.                                        CT
Comcast Cablevision of New Jersey, Inc.                                       NJ
Comcast Cablevision of Newport Beach, Inc.                                    DE
Comcast Cablevision of North Orange, Inc.                                     DE
Comcast Cablevision of Northwest New Jersey, Inc.                             DE
Comcast Cablevision of Oakland County, Inc.                                   MI
Comcast Cablevision of Ocean County, Inc.                                     DE
Comcast Cablevision of Paducah, Inc.                                          KY
Comcast Cablevision of Panama City, Inc.                                      DE
Comcast Cablevision of Perry, Inc.                                            DE
Comcast Cablevision of Philadelphia, Inc.                                     PA
Comcast Cablevision of Philadelphia, L.P.                                     PA
Comcast Cablevision of Plainfield, Inc.                                       DE
Comcast Cablevision of Quincy, Inc.                                           DE
Sacramento Cable Television                                                   CA
Comcast Cablevision of Sacramento, Inc.                                       DE
Comcast Cablevision of San Bernardino, Inc.                                   DE
Comcast Cablevision of Santa Ana, Inc.                                        DE
Comcast Cablevision of Santa Maria, Inc.                                      DE
Comcast Cablevision of Seal Beach, Inc.                                       DE
Comcast Cablevision of Shelby, Inc.                                           MI
Comcast Cablevision of Simi Valley, Inc.                                      DE


Comcast Cablevision of Southeast Michigan, Inc.                               DE
Comcast Cablevision of Sterling Heights, Inc.                                 MI
Comcast Cablevision of Tallahassee, Inc.                                      DE
Comcast Cablevision of Taylor, Inc.                                           MI
Comcast Cablevision of the Meadowlands, Inc.                                  NJ
Comcast Cablevision of the Shoals, Inc.                                       AL
Comcast Cablevision of the South                                              CO
Comcast Cablevision of the South, Inc.                                        CO
Comcast Cablevision of Tupelo, Inc.                                           MS
Comcast Cablevision of Tuscaloosa, Inc.                                       AL
Comcast Cablevision of Utica, Inc.                                            MI
Comcast Cablevision of Warren                                                 MI
Comcast Cablevision of Warren, Inc.                                           MI
Comcast Cablevision of West Florida, Inc.                                     DE
Comcast Cablevision of West Palm Beach, Inc.                                  DE
Comcast Cablevision of Westmoreland, Inc.                                     PA
Comcast Cablevision of Willow Grove, Inc.                                     PA
Comcast CAP of Philadelphia Holdings, Inc.                                    DE
Comcast Cellular Communications, Inc.                                         DE
Comcast Cellular Communications, Inc.                                         PA
Comcast Cellular Corporation                                                  DE
Comcast Cellular Holding Company, Inc.                                        DE
Comcast Cellular Partnership Holding Company, Inc.                            DE
Comcast Central Europe, Inc.                                                  DE
Comcast Central NJ Holding Company Inc.                                       DE
Comcast CitySearch, Inc.                                                      DE
Comcast Commercial Online Communications, Inc.                                DE
Comcast Communications Properties, Inc.                                       DE
Comcast Consulting Company, Inc.                                              DE
Comcast Content & Communications Corporation                                  DE
Comcast Crystalvision, Inc.                                                   DE
Comcast Darlington Limited                                                    UK
Comcast DBS, Inc.                                                             DE
Comcast DC Radio, Inc.                                                        DE
Comcast Delaware Services, Inc.                                               DE
Comcast Directory Assistance Partnership                                      DE
Comcast Directory Services, Inc.                                              DE
Comcast do Brasil S/C Ltda.                                                   Brazil
Comcast Entertainment Holdings LLC                                            DE
Comcast Europe Holdings, Inc.                                                 DE
Comcast FCI, Inc.                                                             DE
Comcast Financial Agency Corporation                                          DE
Comcast Financial Corporation                                                 DE
Comcast Florida Programming Investments, Inc.                                 DE
Comcast France Holdings, Inc.                                                 DE
Comcast Funding, Inc.                                                         DE
Comcast FW, Inc.                                                              DE


Comcast Garden State, Inc.                                                    DE
Comcast Hattiesburg Holding Company, Inc.                                     DE
Comcast Heritage, Inc.                                                        DE
Comcast Holdings, Inc.                                                        DE
Comcast IAP, Inc.                                                             DE
Comcast ICG, Inc.                                                             DE
Comcast International Holdings, Inc.                                          DE
Comcast International Programming, Inc.                                       DE
Comcast Internet Access Services, Inc.                                        DE
Comcast Internet Investments I, Inc.                                          DE
Comcast Internet Services, Inc.                                               DE
Comcast Investment Holdings, Inc.                                             DE
Comcast ISD, Inc.                                                             DE
Comcast Java, Inc.                                                            DE
Comcast Learning Ventures, Inc.                                               DE
Comcast LMDS Communications, Inc.                                             DE
Comcast Long Distance, Inc.                                                   DE
Comcast Merger, Inc.                                                          AL
Comcast Mexico, Inc.                                                          DE
Comcast MH Business Online Communications, Inc.                               DE
Comcast MH Holdings, Inc.                                                     DE
Comcast MH Online Communications, Inc.                                        DE
Comcast MH Telephony Communications of Florida, Inc.                          FL
Comcast MH Telephony Communications of Michigan, Inc.                         MI
Comcast MH Telephony Communications of New Jersey, Inc.                       NJ
Comcast MHCP Holdings, L.L.C                                                  DE
Comcast Michigan Holdings, Inc.                                               MI
Comcast Midwest Management, Inc.                                              DE
Comcast MLP Partner, Inc.                                                     PA
Comcast MTV, Inc.                                                             DE
Comcast Multicable Media, Inc.                                                DE
Comcast Network Communications of Southern New Jersey, Inc.                   DE
Comcast Network Communications, Inc.                                          DE
Comcast Online Communications, Inc.                                           DE
Comcast Online Holdings, Inc.                                                 DE
Comcast PC Communications, Inc.                                               DE
Comcast PC Investments, Inc.                                                  DE
Comcast PCS Communications, Inc.                                              DE
Comcast Philadelphia Interconnect Partner, Inc.                               DE
Comcast Programming Holdings, Inc.                                            DE
Comcast Programming Ventures, Inc.                                            DE
Comcast Publishing Holdings Corporation                                       PA
Comcast Publishing Holdings Financial Corporation                             DE
Comcast QVC, Inc.                                                             DE
Comcast Real Estate Holdings of Alabama, Inc.                                 AL
Comcast Real Estate Holdings, Inc.                                            DE
Comcast RSA, Inc.                                                             DE


Comcast RVC, Limited                                                          UK
Comcast Satellite Communications, Inc.                                        DE
Comcast SCH Delaware Holdings, Inc.                                           DE
Comcast SCH Holdings, Inc.                                                    CO
Comcast Sound Communications, Inc.                                            CO
Comcast Sound Communications, Inc.                                            IL
Comcast Sound Corporation                                                     DE
Comcast Spectacor, L.P.                                                       PA
Comcast Sports Holding Company, Inc.                                          DE
Comcast Storer Finance Sub, Inc.                                              DE
Comcast Storer, Inc.                                                          DE
Comcast Technology, Inc.                                                      DE
Comcast Teesside Limited                                                      UK
Comcast Telecommunications, Inc.                                              PA
Comcast Telephony Communications Holdings, Inc.                               DE
Comcast Telephony Communications of California, Inc.                          CA
Comcast Telephony Communications of Connecticut, Inc.                         CT
Comcast Telephony Communications of Delaware, Inc.                            DE
Comcast Telephony Communications of Florida, Inc.                             FL
Comcast Telephony Communications of Georgia, Inc.                             GA
Comcast Telephony Communications of Indiana, Inc.                             IN
Comcast Telephony Communications of Maryland, Inc.                            MD
Comcast Telephony Communications of Michigan, Inc.                            MI
Comcast Telephony Communications of New Jersey, Inc.                          NJ
Comcast Telephony Communications of Pennsylvania, Inc.                        PA
Comcast Telephony Communications of South Carolina, Inc.                      SC
Comcast Telephony Communications, Inc.                                        DE
Comcast Telephony Services                                                    DE
Comcast Telephony Services Holdings, Inc.                                     DE
Comcast Telephony Services II, Inc.                                           DE
Comcast Telephony Services, Inc.                                              DE
Comcast Teleport, Inc.                                                        DE
Comcast TM, Inc.                                                              DE
Comcast U.K. Consulting, Inc.                                                 BVI
Comcast U.K. Holdings, Inc.                                                   DE
Comcast UK Cable Partners Consulting, Inc.                                    BVI
Comcast UK Cable Partners Limited                                             Bermuda
Comcast UK Holdings Limited                                                   Bermuda
Comcast UK Programming Limited                                                Bermuda
Comcast Venezuela PCS, Inc.                                                   DE
Comcast WCS Communications, Inc.                                              DE
ComCon Entertainment Holdings, Inc.                                           DE
ComCon Production Services I, Inc.                                            CA
ComCon Production Services II, Inc.                                           CA
ComCon Production Services III, Inc.                                          CA
ComCon Production Services IV, Inc.                                           CA
CSNJ Merger Co., Inc.                                                         NJ


CVN Companies, Inc.                                                           MN
CVN Direct Marketing Corp.                                                    MN
CVN Distribution Co., Inc.                                                    MN
CVN Management, Inc.                                                          MN
CVN Michigan, Inc.                                                            MN
DCCS S.A.                                                                     Brazil
Deonica S.A.                                                                  Brazil
Diamonique Corporation                                                        NJ
Diamonique Corporation                                                        PA
Dinara S.A.                                                                   Brazil
E! Entertainment Television, Inc.                                             DE
E! Online, Inc.                                                               DE
E! Online, LLC                                                                CA
East Coast Cable Limited                                                      UK
East Rutherford Realty, Inc.                                                  NJ
ER Marks, Inc.                                                                DE
Exclamation Music, Inc.                                                       DE
EZShop International, Inc.                                                    DE
First Television Corporation                                                  DE
Florida Telecommunications Services, Inc.                                     FL
Hebcom Enterprises, Inc.                                                      DE
Hebenstreit Communications Corporation                                        NM
Hebenstreit Communications Dallas Limited Partnership                         NM
Hebenstreit Communications of Philadelphia-Wilmington Limited Partnership     NM
Innovative Retailing, Inc.                                                    DE
Joliet Cellular Telephone Company, Inc.                                       IL
Liberty City Funding Corporation                                              FL
Long Branch Cellular Telephone Company                                        DE
M H Lightnet Inc.                                                             DE
Mobile Enterprises, Inc.                                                      DE
Mt. Clemens Cable TV Investors, Inc.                                          MI
MTCB S.A.                                                                     Brazil
Multicast do Brazil S.A.                                                      Brazil
New Brunswick Cellular Telephone Company                                      DE
New England Microwave, Inc.                                                   CT
New Hope Cable TV, Inc.                                                       PA
Ocean County Cellular Telephone Company                                       WA
Pa-Thai Corporation                                                           Thailand
Pattison Development, Inc.                                                    PA
Pattison Realty, Inc.                                                         PA
Philadelphia 76ers, Inc.                                                      DE
Philadelphia 76ers, L.P.                                                      DE
Philadelphia Cable Investment Corporation                                     DE
Philadelphia Flyers Enterprises Company                                       Nova Scotia
Philadelphia Phantoms, Inc.                                                   PA
Philadelphia Phantoms, L.P.                                                   PA
Philadelphia Sports Media Joint Venture                                       PA


Philadelphia Sports Media, Inc.                                               PA
Philadelphia Sports Media, L.P.                                               PA
Q Fit, Inc.                                                                   DE
Q The Music, Inc.                                                             DE
Q2 Inc.                                                                       NY
QDirect Ventures, Inc.                                                        DE
QExhibits, Inc.                                                               DE
QFlight, Inc.                                                                 DE
QHealth, Inc.                                                                 DE
QVC                                                                           UK
QVC - QRT, Inc.                                                               DE
QVC Britain                                                                   UK
QVC Britain I, Inc.                                                           DE
QVC Britain II, Inc.                                                          DE
QVC Britain III, Inc.                                                         DE
QVC Canada Holdings II Ltd.                                                   Ontario
QVC Canada Holdings Ltd.                                                      Ontario
QVC Chesapeake, Inc.                                                          VA
QVC de Mexico de C.V.                                                         Mexico
QVC Delaware, Inc.                                                            DE
QVC Deutschland GMBH                                                          Germany
QVC EV-SERVICE GmbH                                                           Germany
QVC Germany I, Inc.                                                           DE
QVC Germany II, Inc.                                                          DE
QVC Holdings, Inc.                                                            DE
QVC International, Inc.                                                       DE
QVC Local, Inc.                                                               DE
QVC Mexico II, Inc.                                                           DE
QVC Mexico III, Inc.                                                          DE
QVC Mexico, Inc.                                                              DE
QVC Middle East, Inc.                                                         DE
QVC Network of Colorado, Inc.                                                 CO
QVC NS Holding Company                                                        Nova Scotia
QVC of Thailand, Inc.                                                         DE
QVC ProductWorks, Inc.                                                        DE
QVC Realty, Inc.                                                              PA
QVC San Antonio, Inc.                                                         TX
QVC Virginia, Inc.                                                            VA
QVC, Inc.                                                                     DE
Sacramento Cable Television                                                   CA
SCI 11, Inc.                                                                  DE
SCI 34, Inc.                                                                  DE
SCI 36, Inc.                                                                  DE
SCI 37, Inc.                                                                  DE
SCI 38, Inc.                                                                  DE
SCI 39, Inc.                                                                  DE
SCI 48, Inc.                                                                  DE


SCI 55, Inc.                                                                  DE
Selkirk Communications (Delaware) Corporation                                 DE
Selkirk Systems, Inc.                                                         FL
Southern East Anglia Cable Limited                                            UK
Spectacor Adjoining Real Estate New Arena, L.P.                               PA
Spectrum Arena Limited Partnership                                            PA
Storer Administration, Inc.                                                   DE
Storer Cable TV of Radnor, Inc.                                               PA
Storer Communications, Inc.                                                   DE
Storer Disbursements, Inc.                                                    FL
Vineland Cellular Telephone Company, Inc.                                     DE
Westmoreland Financial Corporation                                            DE
Wilmington Cellular Telephone Company                                         DE